UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        December 5, 2005
                                                --------------------------------

                                   DeVRY INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        DELAWARE                         1-13988                 36-3150143
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation                 File Number)          Identification No.)


  ONE TOWER LANE, OAKBROOK TERRACE, IL                            60181
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code          (630)571-7700
                                                  ------------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                   DEVRY INC.
                                 FORM 8-K INDEX


                                                                        Page No.


Item 8.01-Other Events                                                     3

Signatures                                                                 3

Press Release dated December 5, 2005.                                      4-5

Item 8.01- Other Events

On December 5, 2005, DeVry Inc. issued a press release announcing its 2005 fall term enrollment figures. The full text of that press release is on pages 4 through 5 of this Form 8-K.


Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  DEVRY INC.
                                                 ------------
                                                 (REGISTRANT)



Date: December 5, 2005                           /s/Ronald L. Taylor
                                                 -------------------------------
                                                 Ronald L. Taylor
                                                 Chief Executive Officer




Date: December 5, 2005                           /s/Norman M. Levine
                                                 -------------------------------
                                                 Norman M. Levine
                                                 Senior Vice President and
                                                 Chief Financial Officer